Interests in entities	12 Months Ended
Dec. 31, 2021
Interests in entities [Abstract]
Interests in entities [Text Block]

6Interests in entities

The nature of the company’s interests in its consolidated entities and associates, and the effects of those interests on the company’s financial position and financial performance are discussed below.

Group companies

Below is a list of material subsidiaries as of December 31, 2021 representing greater than 5% of either the consolidated group Sales, Income from operations or Income from continuing operations (before any intra-group eliminations) of Group legal entities. All of the entities are fully consolidated in the group financial statements.

Philips Group

Interests in group companies

in alphabetical order by country

2021

Legal entity name	Principal country of business
Philips (China) Investment Company, Ltd.	China
Philips GmbH	Germany
Philips Medizin Systeme Böblingen GmbH	Germany
Philips Medical Systems Technologies Ltd.	Israel
Philips India Limited	India
Philips Japan, Ltd.	Japan
Philips Consumer Lifestyle B.V.	Netherlands
Philips Medical Systems Nederland B.V.	Netherlands
ATL International LLC	United States
AllParts Medical LLC	United States
Discus Holdings LLC	United States
Philips Healthcare Informatics Inc.	United States
Philips North America LLC	United States
Philips Oral Healthcare LLC	United States
Philips USA Export Corporation	United States
Spectranetics LLC	United States

Information related to non-controlling interests

As of December 31, 2021, four consolidated subsidiaries are not wholly owned by Philips (December 31, 2020: six). In 2021, Sales to third parties and Net income for these subsidiaries in aggregate are EUR 522 million (December 31, 2020: EUR 468 million) and EUR 39 million (December 31, 2020: EUR 6 million) respectively.

Investments in associates

Philips has investments in a number of associates. During 2021, Philips purchased six investments in associates for a total amount of EUR 232 million. The most notable investment was a EUR 125 million investment in Candid Care Co. None of the investments are regarded as individually material from the point of view of the consolidated financial statements.

Due to loss of significant influence in American Well Co. during 2021, Philips reclassified the investment to Other non-current financial asset at FVTOCI (Level 1). On reclassification, Philips recorded a gain of EUR 33 million in Other operating income. For more information about Other-non current financial assets at FVTOCI, refer to Other financial assets and Fair value of financial assets and liabilities.

Involvement with unconsolidated structured entities

Philips founded three Philips Medical Capital (PMC) entities, in the United States, France and Germany, in which Philips holds a minority interest. Philips Medical Capital, LLC in the United States is the most significant entity. PMC entities provide healthcare equipment financing and leasing services to Philips customers for diagnostic imaging equipment, patient monitoring equipment, and clinical IT systems.

The company concluded that it does not control, and therefore should not consolidate the PMC entities. In the United States, PMC operates as a subsidiary of De Lage Landen Financial Services, Inc. The same structure and treatment is applied to the PMC entities in the other countries, with other majority shareholders. Operating agreements are in place for all PMC entities, whereby acceptance of sales and financing transactions resides with the respective majority shareholder. After acceptance of a transaction by PMC, Philips transfers control and does not retain any obligations towards PMC or its customers, from the sales contracts.

As of December 31, 2021, Philips’ shareholding in Philips Medical Capital, LLC had a carrying value of EUR 27 million (December 31, 2020: EUR 26 million).

The company does not have any material exposures to losses from interests in unconsolidated structured entities other than the invested amounts.